                                                                    Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany  Catskill  Litigation  Trust's Quarterly Report on Form 10-QSB for the
period ended September 30, 2005;

In  connection  with the  Quarterly  Report of  Catskill  Litigation  Trust (the
"Company") on Form 10-QSB for the period ended  September 30, 2005 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Joseph E.  Bernstein,  Acting Chief Executive  Officer of the Company,  certify, pursuant  to 18  U.S.C.  ss.  1350,  adopted  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002 that to my knowledge:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d), as applicable,  of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                           /s/ Joseph E. Bernstein
                                           -------------------------------------
                                           Name:  Joseph E. Bernstein
                                           Title: Acting Chief Executive Officer
                                           Date:  November 11, 2005

     (1)  A signed  original of this written  statement  required by Section 906 has been provided to Catskill Litigation Trust and will be retained by
          Catskill Litigation Trust and furnished to the Securities and Exchange
          Commission or its staff upon request.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not  being  filed as part of the  Report  or as a  separate disclosure document.